Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Income (loss) before income taxes for the years ended December 31, 2021, 2020 and 2019 consisted of:

(in thousands)	2021	2020	2019
Pretax income (loss) in the Netherlands	$7,062	($38,242)	($77,433)
Pretax income (loss) from foreign operations	618,771	477,714	(343)
	$625,833	$439,472	($77,776)
Income tax expense (benefit) for the years ended December 31, 2021, 2020 and 2019 are as follows:

(in thousands)	2021	2020	2019
Current:
The Netherlands	$1,714	$270	$5,670
Foreign	116,808	86,720	13,371
	118,522	86,990	19,041
Deferred:
The Netherlands	(1,776)	(6,921)	4,177
Foreign	(3,512)	215	(59,539)
	(5,288)	(6,706)	(55,362)
Total income tax expense (benefit)	$113,234	$80,284	($36,321)
The Netherlands statutory income tax rate was 25% for the years ended December 31, 2021, 2020 and 2019. Income from foreign subsidiaries is generally taxed at the statutory income tax rates applicable in the respective countries of domicile. The principal items comprising the differences between income taxes computed at the Netherlands statutory rate and our effective tax rate for the years ended December 31, 2021, 2020 and 2019 are as follows:

	2021	2020	2019
Income taxes at the Netherlands statutory rate	25.0%	25.0%	25.0%
Valuation allowance	(4.4)	(8.1)	(26.9)
Taxation of foreign operations, net(1)	(3.0)	(2.1)	33.1
Unrecognized tax benefits(2)	1.6	8.2	(14.1)
Excess tax benefit related to share-based compensation	(1.0)	(0.6)	5.1
Prior year taxes	0.6	(1.6)	(1.4)
Government incentives(3)	(0.6)	(0.6)	9.7
Changes in tax laws and rates	(0.4)	(0.3)	(0.4)
Tax impact from (deductible) nondeductible items	0.2	(0.8)	(10.3)
Tax impact from intangible property transfer	0.0	(0.8)	27.2
Other items, net	0.1	0.0	(0.3)
Effective tax rate	18.1%	18.3%	46.7%
(1)Our effective tax rate reflects the benefit of our global operations where certain income or loss is taxed at rates higher or lower than the Netherlands’ statutory rate of 25% as well as the benefit of some income being partially exempt from income taxes due to various intercompany operating and financing activities. These foreign tax benefits are due to a combination of favorable tax laws, regulations and exemptions in these jurisdictions. Partial tax exemptions exist on foreign income primarily derived from operations in Germany, the Netherlands and Singapore. Further, we have intercompany financing arrangements in which the intercompany income is nontaxable or partially exempt or subject to lower statutory tax rates. During 2021 and 2020, we had intercompany arrangements through Dubai, and through mid-2019 had arrangements through Luxembourg and Ireland.
(2)In 2020, we recorded tax accruals related to the potential nondeductibility of the $95.0 million expense reimbursement paid in connection with the unsuccessful acquisition attempt by Thermo Fisher.
(3)Government incentives include tax credits in the U.S. relating to research and development expense and other government incentives.

We conduct business globally and, as a result, file numerous consolidated and separate income tax returns in the Netherlands, Germany, and the U.S. federal jurisdiction, as well as in various other state and foreign jurisdictions. In the normal course of business, we are subject to examination by taxing authorities throughout the world. Tax years in the Netherlands are potentially open back to 2009 for income tax examinations by the Netherlands taxing authority. The German group is open to audit for the tax years starting in 2014 and in 2019, the German tax authority commenced an audit for the 2014-2016 tax years. The U.S. consolidated group is subject to federal and most state income tax examinations by tax authorities beginning with the year ending December 31, 2018 through the current period. Our other subsidiaries, with few exceptions, are no longer subject to income tax examinations by tax authorities for years before 2017.
Changes in the amount of unrecognized tax benefits for the years ended December 31, 2021, 2020, and 2019 are as follows:

(in thousands)	2021	2020	2019
Balance at beginning of year	$100,092	$58,002	$55,780
Additions based on tax positions related to the current year	6,629	31,758	5,770
Additions for tax positions of prior years	5,036	3,560	14,532
Decrease for tax position of prior years	(266)	(57)	(9,073)
Decrease related to settlements	—	—	(7,605)
Decrease due to lapse of statute of limitations	(344)	(520)	(409)
(Decrease) increase from currency translation	(7,529)	7,349	(993)
Balance at end of year	$103,618	$100,092	$58,002
At December 31, 2021 and 2020, our net unrecognized tax benefits totaled approximately $103.6 million and $100.1 million, respectively, which, if recognized, would favorably affect our effective tax rate in any future period. It is reasonably possible that approximately $35.1 million of the unrecognized tax benefits may be released or utilized during the next 12 months due to lapse of statute of limitations or settlements with tax authorities. However, various events could cause our current expectations to change in the future. The above unrecognized tax benefits, if ever recognized in the financial statements, would be recorded in the statements of income (loss) as part of income tax expense (benefit).
Our policy is to recognize interest accrued related to an underpayment of income taxes in interest expense and penalties within income tax expense. For the years ended December 31, 2021, 2020 and 2019, we recognized (income) expense, net for interest and penalties of $(0.6) million, $1.9 million and $1.6 million, respectively. At December 31, 2021 and 2020, we have accrued interest and penalties of $3.8 million and $4.6 million, respectively, which are not included in the table above.
We have recorded net deferred tax assets of $35.3 million and $15.7 million at December 31, 2021 and 2020, respectively. The components of the net deferred tax asset and liability at December 31, 2021 and 2020 are as follows:

	2021		2020
(in thousands)	Deferred Tax Asset	Deferred Tax Liability	Deferred Tax Asset	Deferred Tax Liability
Net operating loss and tax credit carryforward	$67,853	$—	$67,856	$—
Accrued and other liabilities	26,513	—	22,926	—
Inventories	4,790	(3,935)	3,872	(2,269)
Unrealized loss on investments	—	(32)	—	(25,779)
Property, plant and equipment	6,046	(29,241)	6,099	(23,376)
Intangible assets	4,066	(62,585)	2,817	(55,999)
Share-based compensation	20,464	—	18,377	—
Disallowed interest carryforwards	16,219	—	42,090	—
Convertible notes	5,231	—	6,512	(13,513)
Other	7,287	(6,045)	9,428	(6,046)
	158,469	(101,838)	179,977	(126,982)
Valuation allowance	(21,326)	—	(37,332)	—
	$137,143	($101,838)	$142,645	($126,982)
Net deferred tax assets		$35,305		$15,663
As of December 31, 2021, the valuation allowance principally relates to net operating loss carryforwards. A deferred tax asset can only be recognized to the extent it is "more likely than not" that the assets will be realized. Judgments around realizability depend on the availability and weight of both positive and negative evidence. At December 31, 2021, we had $599.5 million in total net operating loss (NOL) carryforwards which included $231.2 million for Germany, $158.8 million for the U.S., $59.7 million for Spain, $55.7 million for the Netherlands, and $94.1 million for other foreign jurisdictions. The NOL carryforwards in Germany, the Netherlands and Spain carryforward indefinitely. The entire NOL carryforward in the U.S. is subject to limitations under Section 382 of the U.S. Internal Revenue Code. The NOL carryforwards in the U.S. expire between 2024 and 2034. NOL carryforwards of $19.9 million in other foreign jurisdictions expire between 2022 and 2031 while the remainder can be carried forward indefinitely. At December 31, 2021, tax credits total $3.0 million which expire between 2031 and 2040.
The United States Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted on March 27, 2020. The CARES Act and related notices include several significant provisions, including delaying certain payroll tax payments and mandatory transition tax payments under the Tax Cuts and Jobs Act as well as an extension of the NOL carryback period to five years. At present, the primary impact from the CARES Act is that it allowed us to carry back U.S. NOLs for five years. We will continue to monitor and assess the impact the CARES Act and similar legislation in other countries may have on our business and financial results.
During the year ended December 31, 2021, we recorded an increase to the valuation allowance of $0.6 million related to losses in certain foreign jurisdictions and a decrease of $28.2 million. The decrease primarily included $16.0 million due to the utilization of previously disallowed U.S. interest carryforwards and $9.4 million due to a change in judgment about the realizability of previously disallowed U.S. interest carryforwards in future years. We expect to utilize the remaining total of $16.2 million of disallowed interest carryforwards in 2022. Additionally, in 2021, $13.5 million of the valuation allowance, which had been established in additional paid in capital in 2020, was reversed due to adopting ASU 2020-06.
During the year ended December 31, 2020, we recorded an increase to the valuation allowance of $6.6 million related to losses in certain foreign jurisdictions and a decrease of $42.2 million primarily related to utilized U.S. disallowed interest carryforwards and $13.5 million valuation allowance in additional paid in capital related to the 2027 Convertible Notes.
During the year ended December 31, 2019, we increased the valuation allowance by $20.9 million related to losses in certain foreign jurisdictions and U.S. disallowed interest carryforwards.
As of December 31, 2021, a deferred tax liability has not been recognized for residual income taxes in the Netherlands on the undistributed earnings of the majority of our foreign subsidiaries as these earnings are considered to be either indefinitely reinvested or can be repatriated tax free under the Dutch participation exemption. The indefinitely reinvested earnings retained of our subsidiaries that would be subject to tax if distributed amounted to $950.5 million at December 31, 2021. Estimating the amount of the unrecognized deferred tax liability on indefinitely reinvested foreign earnings is not practicable. Should the earnings be remitted as dividends, we may be subject to taxes including withholding tax. We have $24.5 million of undistributed earnings that we do not consider indefinitely reinvested and have recorded a deferred tax liability at December 31, 2021 and 2020, of $1.5 million and $1.6 million, respectively.